UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 10, 2019

SMARTMETRIC, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54853	05-0543557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89109

(Address of Principal Executive Offices) (Zip Code)

702-990-3687
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective February 1, 2019, AMC Auditing (“AMC”), the independent registered public accounting firm for Smartmetric, Inc. (the “Company”), was acquired by Prager Metis CPAs LLC (“Prager”). As a result of this transaction, on April 10, 2019, AMC resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Company’s board of directors (the “Board”) approved the engagement of Prager as the new independent registered public accounting firm for the Company.

AMC’s audit report on the Company’s consolidated financial statements as of and for the fiscal year ended June 30, 2018 did not contain an adverse opinion or a disclaimer of opinion and none were qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph related to the uncertainty of the Company's ability to continue as a going concern.

During the most recent fiscal year ended June 30, 2018 and through the subsequent interim period preceding AMC’s resignation, there were no disagreements between the Company and AMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AMC would have caused them to make reference thereto in their report on the Company’s financial statements for such year.

During the most recent fiscal year ended June 30, 2018 and through the subsequent interim period preceding AMC’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided AMC a copy of the disclosures in this Form 8-K and has requested that AMC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated April [ ], 2019 is filed as Exhibit 16.1 to this Form 8-K.

During the most recent fiscal year ended June 30, 2018 and through the subsequent interim period preceding Prager’s engagement, the Company did not consult with Prager on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and Prager did not provide either a written report or oral advise to the Company that Prager concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of AMC, dated April 18, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTMETRIC, INC.

Date: April 18, 2019	By:	/s/ Chaya Hendrick
Chaya Hendrick
Chief Executive Officer